                                                                   Exhibit 10.16

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                        VALUE-ADDED RESELLER AGREEMENT
                                    BETWEEN
                          NUANCE COMMUNICATIONS, INC.
                                      AND
                            NORTEL NETWORKS LIMITED

This Value-Added Reseller Agreement ("Agreement") is entered into as of this 31st day of August, 2000 (the "Effective Date") between Nuance Communications, Inc., a Delaware corporation having a place of business at 1005 Hamilton Court, Menlo Park, CA 94025 ("Nuance"), and Nortel Networks Limited, a Canadian corporation, having a place of business at 8200 Dixie Road, Suite 1OO, Brampton, Ontario, L6T 5P6, Canada ("NNL").

The parties understand and agree that any Subsidiary may become a part to this agreement by signing a document agreeing to be bound by the terms hereof, a form of which is attached hereto as Exhibit N, (the "Accession Agreement"), and providing such Accession Agreement to Nuance in accordance with the notification procedures of this Agreement.

This Agreement consists of this page ("Signature Page"), the attached terms and conditions ("Terms and Conditions"), and the exhibits ("Exhibits") listed and initialed by each party below. The parties may enter into Exhibits from time to time, which Exhibits shall be so indicated on this Signature Page, shall be signed by each party, and shall be attached hereto. All such Exhibits shall be designated with sequential numerical suffixes, such as A-1, A-2 and A-3.


                                             DATE  NUANCE    VAR
EXHIBIT A - Application Description                /s/ BD   s/ DH
                                             ----  ------   -----
EXHIBIT B - Price List                             /s/ BD   s/ DH
                                             ----  ------   -----
EXHIBIT C - Limited Use License                             s/ DH
                                             ----  ------   -----
EXHIBIT C-1 - Limited Use License
              For Call Pilot                                s/ DH
                                             ----  ------   -----
EXHIBIT D - Professional Services                  /s/ BD   s/ DH
                                             ----  ------   -----
EXHIBIT E - Minimum Terms                          /s/ BD   s/ DH
                                             ----  ------   -----
EXHIBIT F - Technical Support Services             /s/ BD   s/ DH
                                             ----  ------   -----
EXHIBIT G - Nuance Trademarks                      /s/ BD   s/ DH
                                             ----  ------   -----
EXHIBIT H - Purchase Order Form                    /s/ BD   s/ DH
                                             ----  ------   -----
EXHIBIT I - Amendment                                       s/ DH
                                             ----  ------   -----
EXHIBIT J - Customer Specific                               s/ DH
                                             ----  ------   -----
EXHIBIT K - Escrow                                 /s/ BD   s/ DH
                                             ----  ------   -----
EXHIBIT L - Technical Support Services             /s/ BD   s/ DH
                                             ----  ------   -----
EXHIBIT M - Royalty Reporting                      /s/ BD   s/ DH
                                             ----  ------   -----
EXHIBIT N - Accession Agreement                    /s/ BD   s/ DH
                                             ----  ------   -----

AGREED TO:

NUANCE COMMUNICATIONS                 NORTEL NETWORKS LIMITED

By:    /s/ Brian Danella              By: /s/ David Hyslop
   -------------------------------        --------------------------------------
Title: /s/ VP and General Counsel     Title: /s/ Strategic illegible Procurement
      ----------------------------          ------------------------------------
Date:  20 Oct 00                      Date:  Oct 26, 2000
     -----------------------------          ------------------------------------

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                             NUANCE COMMUNICATIONS
                        VALUE-ADDED RESELLER AGREEMENT
                             TERMS AND CONDITIONS

1. DEFINITIONS. Capitalized terms used in this Agreement shall have the following meanings:

     "ACCEPTED ORDER" means a Purchase Order accepted by Nuance in accordance herewith.

     "APPLICATION" shall mean the software designated as such in an EXHIBIT D ("PROFESSIONAL SERVICES").

     "APPLICATION DOCUMENTATION" shall mean all information provided to VAR by Nuance which describes the form, features or operation of an Application and which is contained in a tangible medium, such as written format, tape, magnetic or other media. Application Documentation shall include any Updates of Application Documentation which Nuance may make available to VAR pursuant to this Agreement.

     "APPLICATION SPECIFICATION" shall mean the technical and performance specifications for an Application which are contained in and distributed with the Application Documentation.

     "APPLICATION WARRANTY" SHALL MEAN THE WARRANTY PROVIDED BY NUANCE FOR AN APPLICATION DEVELOPED IN ACCORDANCE WITH EXHIBIT D ("PROFESSIONAL SERVICES") AS FURTHER DEFINED IN EXHIBIT D ("PROFESSIONAL SERVICES").

     "AUTHORIZED APPLICATION" shall mean:

         a) with respect to an Accepted Order in which VAR ordered licenses for "Tier 1 Applications" (as the same are described in Exhibit A), a software application that is a Tier 1 Application;

         b) with respect to an Accepted Order in which VAR ordered licenses for "Tier 2 Applications" (as the same are described in Exhibit A), a software application that is a Tier 2 Application or Tier 1 Application;

         c) with respect to an Accepted Order in which VAR ordered licenses for "Tier 3 Applications" (as the same are described in Exhibit A), a software application that is a Tier 3 Application, Tier 2 Application or Tier 1 Application; and

         d) with respect to an Accepted Order in which VAR ordered licenses for "Tier 4 Applications" (as the same are described in Exhibit A), a software application that is a Tier 4 Application, Tier 3 Application, Tier 2 Application or Tier 1 Application.

     "AUTHORIZED PORTS" shall mean, with respect to an Accepted Order, the number of recognition and/or verification Ports ordered by VAR thereunder for which Nuance has provided to VAR Keys in accordance herewith.

     "AUTHORIZED SUBLICENCEES" shall mean an End User or a third-party subdistributor, value-added reseller or subsidiary of VAR which has entered into a written agreement with VAR having terms and conditions substantially similar to those contained in this Agreement.

     "BASIC TECHNICAL SUPPORT SERVICES" shall have the meaning assigned to it in
     SECTION 13 ("TECHNICAL SUPPORT SERVICES").

     "CALL" shall mean a telephone call, voice-over-IP connection or other like connection between an individual and an Integrated System.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


  "CONFIDENTIAL INFORMATION" shall have the meaning assigned to it in SECTION
  6.1 ("DESIGNATION").

  "CONNECTED" shall mean, for any particular Call:

      a)  With respect to Nuance recognition software, that: (1) the Software
          (x) is preparing to recognize speech either by registering or recording identifying information or by gathering data from such Call to enable the Software to recognize speech, (y) is recognizing speech from such Call, or (z) has recognized speech from such Call; and (2) such Call has not been Disconnected; and

      b) With respect to Nuance Verifier, that Nuance Verifier is in actual use and such Call has not been Disconnected.

  "DESIGNATED EMPLOYEES" shall mean an agreed number of regular employees of VAR, who shall be identified beforehand and in writing to Nuance by VAR, and who shall communicate with Nuance concerning the provision of Technical Support Services as provided in SECTION 13 ("TECHNICAL SUPPORT SERVICES AND IN SERVICE DATA").

  "DISCLOSING PARTY" shall have the meaning assigned to it in SECTION 6.1 ("DESIGNATION").

  "DESIGNATED REPRESENTATIVE" shall mean a representative appointed by VAR to be the recipient of purchasing and pricing communications from Nuance, whose name, title and contact information are delivered in writing to Nuance by VAR; or any successor to the business duties of such person whose name, title and contact information are delivered in writing to Nuance by VAR; or in the absence of such a successor, the General Counsel of VAR; or in the absence of any of the foregoing, the President of VAR.

  "DISCONNECTED" shall mean, with respect to a particular Call, that (1) such Call has been terminated by the associated caller or (2) no further recognition or verification will be performed by the Software with regard to speech from such Call.

  "DOCUMENTATION" shall mean, all information provided to VAR by Nuance which describes the form, features or operation of the Software and which is contained in a tangible medium, such as written format, tape, magnetic or other media. Documentation shall include any Updates of Documentation which Nuance may make available to VAR pursuant to this Agreement.

  "EFFECTIVE DATE" shall have the meaning assigned to it in the first paragraph of this Agreement.

  "END USER" shall mean an entity which acquires an Integrated System, including the Software therein pursuant to an End User License Agreement, for its own use, and not for further distribution.

  "END USER LICENSE AGREEMENT" shall mean a written license agreement, in a commercially reasonable form, containing at least the Minimum Terms, and pursuant to which VAR shall grant sublicenses of the Software which is incorporated into an Integrated System.

  "ERROR" shall have the meaning assigned to it in SECTION 12.1 ("SOFTWARE WARRANTY").

  "EXHIBITS" shall have the meaning assigned to it in the second paragraph of this Agreement.

  "FEES" shall mean Software License Fees, Professional Services Fees, Technical Support Services Fees, some or all of the foregoing.

  "IN SERVICE DATA" shall mean the audio input to the Software resulting from End User telephone calls to the Integrated System whether in a pilot, trial or production use of the Integrated System.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


  "INTEGRATED SYSTEM" shall mean VAR's commercially available product, which may be hardware, software or a combination thereof, (1) into which the Software has been integrated in accordance with the license granted to VAR hereunder and (2) having substantial value in excess of that attributable to the Software.

  "KEY" shall mean a numerical or alpha-numerical code which is necessary to gain access to certain Software on certain media as delivered by Nuance hereunder.

  "MINIMUM TERMS" shall mean the End User License Agreement terms described in EXHIBIT E ("MINIMUM TERMS").

  "OBJECT CODE" shall mean computer software programs, not readily perceivable by humans, and suitable for machine execution without the intervening steps of interpretation or compilation.

  "PORT" shall mean one telecommunications connection which permits input for a single user into an Integrated System.

  "PORTS" shall mean the maximum number of Calls that may be simultaneously Connected to the Software pursuant to licenses granted by Nuance hereunder.

  "PREMIUM TECHNICAL SUPPORT SERVICES" shall have the meaning assigned to it in SECTION 13 ("TECHNICAL SUPPORT SERVICES AND IN SERVICE DATA").

  "PROFESSIONAL SERVICES FEES" shall mean the Fees for performance of Professional Services payable by VAR to Nuance as described in an EXHIBIT D ("PROFESSIONAL SERVICES").

  "PURCHASE ORDER" shall have the meaning assigned to it in SECTION 2 ("PURCHASE ORDERS").

  "RECEIVING PARTY" shall have the meaning assigned to it in SECTION 6.1 ("DESIGNATION").

  "RELEASE" shall mean a new, enhanced or revised iteration of Software, which may include corrections for Errors, and which is generally designated by Nuance with a change to one or more numbers to the right of the decimal point in the name of such Release, such as Release "1.x".

  "REPORT" shall have the meaning assigned to it in SECTION 10 ("REPORTS AND RIGHT TO AUDIT").

  "SALE", "SELL", "SELLING" or "SOLD" shall mean, with respect to the Integrated System, any sublicense of the Software as part of the Integrated System pursuant to the End User License Agreement, with or without consideration or other payment to VAR.

  "SIGNATURE PAGE" shall have the meaning assigned to it in the second paragraph of this Agreement.

  "SOFTWARE" shall mean the Nuance computer software programs set forth in Exhibit B, attached hereto, including Updates, if any, and accompanying Documentation, as licensed in accordance herewith.

  "SOFTWARE LICENSE" shall mean a license of the Software, in accordance with this Agreement.

  "SOFTWARE LICENSE FEES" shall mean those Fees for a Software License, payable by VAR to Nuance.

  "SOURCE CODE" shall mean computer software programs not in machine readable format and not suitable for machine execution without the intervening steps of interpretation or compilation.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential

     "SPECIFICATIONS" shall mean the technical and performance specifications for the Software which are contained in and distributed with the Documentation.

     "SUBSIDIARY" shall mean any entity which is controlled by a party. A party shall be considered as in control of an entity if that party owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock or other ownership interest of such entity, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of such entity by any means.

     "TECHNICAL SUPPORT SERVICES" shall mean Basic Technical Support Services, Premium Technical Support Services, either or both.

     "TECHNICAL SUPPORT SERVICES FEE" shall mean the annual Fee for Technical Support Services payable by VAR to Nuance described as such in an EXHIBIT F ("TECHNICAL SUPPORT SERVICES"), and as may be increased or decreased by Nuance, upon notice and at Nuance's discretion, subject to Section 9.1.7, upon each anniversary of the date of this Agreement.

     "TERM" shall have the meaning assigned to it IN SECTION 11 ("TERM AND TERMINATION").

     "TERMS AND CONDITIONS" shall have the meaning assigned to it in the second paragraph of this Agreement.

     "TEST AND INTEGRATION LICENSE" shall have the meaning described by Section 3.3.

     "TOOLKIT" shall mean the Software known as "Nuance Developer's Toolkit."

     "TRADEMARKS" shall mean the trademarks, trade names, and service marks of Nuance which are described in EXHIBIT G ("NUANCE TRADEMARKS"), and as may be modified or supplemented upon notice from Nuance.

     "UPDATE" shall mean any modification of or addition to the Software or Documentation, including new Releases but not new Versions, for which Nuance does not charge an additional fee to licensees who are similarly situated to VAR.

     "VAR" shall mean NNL and any and all Subsidiaries that have executed and delivered an Accession Agreement in accordance herewith.

     "VERSION" shall mean a new, enhanced or revised iteration of Software, which may include corrections for Errors, and which is generally designated by Nuance with a change to one or more numbers to the left of the decimal point in the name of such Version, such as Version "X.1".

     "WARRANTY PERIOD" shall have the meaning assigned to it in SECTION 12 ("WARRANTY AND DISCLAIMER").

2.   PURCHASE ORDERS.

     2.1 ISSUANCE OF PURCHASE ORDERS. VAR may, from time to time during the Term, issue to Nuance purchase orders which describe the Software Licenses, Professional Services, Technical Support Services or other goods or services which VAR wishes to obtain from Nuance ("Purchase Orders"). Purchase Orders shall be in a form substantially similar to the Purchase Order attached hereto as EXHIBIT H ("PURCHASE ORDER"). Nuance agrees that VAR may, for purposes of administrative convenience use VAR's standard form of purchase order which may contain preprinted or other written terms and conditions. The parties understand and agree that such terms and conditions shall have no effect whatsoever.

     2.2 VAR agrees that any Purchase Order form must include the following information:

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


         a) The specific Nuance Software to be licensed including version number(s) and language(s);

         b) The level of Technical Support ordered in connection with such Software;

         c) The name and address of the Authorized Sublicensee to whom the Software License will issue.

         d) Whether the physical location of the computer(s) on which the Sofware will run is within or outside the continental United States or Canada;

         e) The number of Ports to be licensed per Application (as defined in Exhibit A); and

         f) The Tier of each Application or Separate Application (as such terms are defined in Exhibit A) for which Ports have been ordered.

    2.3 ACCEPTANCE OR REJECTION OF PURCHASE ORDERS. Nuance shall have five (5) days from the date of receipt of each Purchase Order to accept or reject such Purchase Order and notify VAR of the acceptance or rejection of such Purchase Order. Any failure of Nuance to accept or reject a Purchase Order within the foregoing five (5) day period shall be deemed acceptance thereof. In the event Nuance accepts a Purchase Order, Nuance shall create and deliver to VAR the appropriate Key(s) within five (5) business days unless otherwise agreed through acceptance of the Purchase Order. The parties agree that neither party shall have any obligation with respect to a rejected Purchase Order.

3.   GRANT OF LICENSES.

     3.1  License Grant. Subject to all the terms and conditions hereof, Nuance
          -------------
          hereby grants to VAR a worldwide, non-exclusive, non-transferable license during the Term under all of Nuance's intellectual property rights in the Software:

          a) to internally use and copy Software delivered to VAR in accordance herewith for the purpose of creating an Integrated System;

          b)  to reproduce the Integrated System in copies; and

          c)  with respect to each Accepted Order,

              i) to distribute, either directly or through subdistributors who are Authorized Sublicensees, one or more of such copies to the End User specified therein; and

              ii) to permit such End User to copy and use, pursuant to an End User License Agreement the Software ordered in such Accepted Order as incorporated into the Integrated System solely to recognize or verify speech (1) using an Authorized Application; (2) from Calls Connected to the Software through not more than the Authorized Ports; and (3) using computers physically located in the geographic location specified in such Accepted Order

     3.2 COPIES. VAR may make a reasonable number of copies of the Software for VAR's internal back-up and archival purposes only, provided that all such copies shall bear the original and unmodified copyright, patent and other intellectual property markings as when originally delivered by Nuance.

    3.3 PROVISION OF [***]. Nuance shall provide to VAR a [***] which will contain the Software and a [***] for the purposes of generating copies of the Software for use in [***]. Reporting and payment for all copies of the Software shall be in accordance with the terms and conditions of this Agreement as defined herewith.

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


  3.4 TEST AND INTEGRATION LICENSE. VAR is hereby granted a no-charge, royalty-free, non-exclusive, non-transferable license to use the Software for the purpose of internal testing, analysis, and technical integration with equipment manufactured by VAR, and/or sales demonstration of the Software, including the right to make a minimum number of copies of Software for the sole purpose of facilitating such internal activities by VAR ("Test and Integration License").

  3.5  ADDITIONAL RESTRICTIONS.

       3.5.1 NO IMPLIED LICENSES. The Software, including all copies thereof, are and shall remain at all times the exclusive property of Nuance. VAR acquires no rights or licenses therein except those expressly granted herein.

       3.5.2 NO TRANSFER. Except as expressly provided in this SECTION 3 ("GRANT OF LICENSES"), VAR may not market, distribute or transfer copies of the Software to others or electronically transfer the Software from one computer to another over a network; except that, VAR may transfer copies of the Software to a similarly configured back-up system: for the contingency of primary system failure (redundancy) and routine installation, warranty and maintenance services. VAR may also transfer licensed copies of the Software in conjunction with Integrated Systems that are configured in a network environment.

       3.5.3 NO REVERSE ENGINEERING. VAR hereby acknowledges that the Software contains valuable trade secret and confidential information of Nuance. VAR agrees not to reverse compile, reverse engineer, reverse assemble, or otherwise attempt, directly or indirectly, to obtain or create Source Code for the Software.

       3.5.4 RE-CONNECTING. VAR shall not cause or permit Calls that have been Disconnected to thereafter be re-Connected for the purpose of reducing the number of Ports required to provide voice recognition to simultaneous callers to the Integrated System. VAR shall ensure that the number of Ports provisioned with respect to the Software in any Integrated System is sufficient to support the maximum number of simultaneous callers to such Software.

  3.6 [***] Nuance agrees to provide to VAR a [***] which shall enable VAR to [***] as are necessary for use in [***] and shall provide [***] as are necessary for use in [***] and shall provide [***] as are reasonably necessary to [***] for purposes of [***]. Notwithstanding anything to the contrary in this Agreement, VAR hereby acknowledges that VAR shall have no right or license to any Software shipped to VAR on media as provided above which Software is not properly licensed, that any such Software is included therein solely as a matter of administrative convenience, and VAR further agrees not to attempt to gain access to, or permit any third party to attempt to gain access to, such Software.

       Nuance and VAR agree to work in good faith to define and implement a process that will enable [***] [***]. Such process will include [***] that are required by Nuance to protect its intellectual property [***]. Nuance and VAR agree to make best efforts to define and agree to such a process within [***] of the signing of this Agreement and to implement the process as quickly as practicable thereafter. Failure to define such process within [***] will not be deemed a material breach of this agreement.

  3.6  TRADEMARK LICENSE.

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


          3.6.1 GRANT OF LICENSE. Nuance hereby grants to VAR, with the right to sublicense to Authorized Sublicensees other than End Users, a nonexclusive, nontransferable limited license to use the Trademarks on copies of the Integrated System and in advertising and printed materials therefor, provided that the notices of trademark status as described in EXHIBIT G are displayed adjacent to and with the first or most prominent use of the Trademarks in each piece of advertising or printed materials in which such Trademarks appear and includes the respective legends adjacent to or as a footnote to the Trademarks as described in EXHIBIT G. EXHIBIT G may be amended from time to time to reflect the current trademark status of existing marks and to add new trademarks. VAR agrees to diligently comply with updated trademark requirements as reflected in amendments to EXHIBIT G.

          3.6.2 USE OF TRADEMARKS; RESTRICTIONS. VAR agrees not to use any other trademark or service mark in close proximity to the Trademarks or combine such marks so as to effectively create a unitary composite mark without the prior, written permission of Nuance. VAR agrees to comply with all the foregoing terms in its catalogs, advertising, packaging and promotional materials relating to or including the Integrated System and ensure compliance with these terms by its Authorized Sublicensees (other than End Users).

          3.6.3 OWNERSHIP AND QUALITY. VAR acknowledges the ownership of the Trademarks in Nuance, agrees that it will do nothing inconsistent with such ownership, agrees to use reasonable efforts to preserve Nuance's rights in the Trademarks, and agrees that all uses of the Trademarks by VAR and Authorized Sublicensees (other than End Users) shall inure to the sole benefit of Nuance. VAR agrees to cooperate with Nuance and ensure cooperation by Authorized Sublicensees (other than End Users) in facilitating Nuance's monitoring and control of the nature and quality of such Integrated System, and to supply Nuance with specimens of use of the Trademarks upon request. VAR shall comply, and ensure compliance by Authorized Sublicensees (other than End Users), with all applicable laws, rules, regulations, and customs with respect to the Trademarks, and shall notify Nuance immediately and in writing of any unauthorized use of the Trademarks by any third party. Nuance shall have the sole right to bring any legal proceeding with respect to any such unauthorized use.

4. PROFESSIONAL SERVICES. In the event that VAR has entered into an EXHIBIT D ("PROFESSIONAL SERVICES") as indicated on the Signature Page, Nuance agrees to use its commercially reasonable efforts to develop and deliver to VAR the Professional Services described therein according to the milestone schedule also described therein. The content of Exhibit D shall, in all events, include the following mutually agreed terms: specifications of any deliverable item or work product, delivery schedule, acceptance criteria, documentation specifications and warranty period.

     4.1 OWNERSHIP. Unless otherwise provided in a statement of work, Nuance shall own all deliverables created pursuant to such professional services and, upon Nuance's receipt of payment for same, Nuance grants to VAR a perpetual, world-wide, nonexclusive, royalty-free, fully-paid license under Nuance's intellectual property rights to use such deliverables in conjunction with Nuance Software. In the event that an Application is developed by Nuance under the terms of an EXHIBIT D ("PROFESSIONAL SERVICES"), [***]

5.   DELIVERY AND ACCEPTANCE

     5.1 Nuance shall deliver all of the Software ordered by VAR on or before the date shown on the applicable Order Form. Delivery shall be FOB VAR's offices, freight prepaid by Nuance, unless otherwise indicated in the Order Form. Partial deliveries are not authorized.

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


     5.2 Unless modified by an Exhibit J, Software licensed hereunder, shall have a test period of ten (10) days duration, provided, however, that should an acceptance test failure occur during such ten (10) day period, all subsequent re-testing shall occur pursuant to an additional ten (10) day period.

     5.3 In no event shall any Update delivered by Nuance cause any Software or Documentation previously accepted by VAR to perform less favorably in any material respect than as described in the Specifications in effect at the time of such acceptance.

     5.4 Nuance shall use commercially reasonable efforts to (a) minimize the frequency of new Releases, Updates and Versions by optimal engineering development, process, controls, and quality assurance procedures; (b) anticipate and accommodate, to the greatest degree possible, a typical lead-time for internal testing and evaluation by VAR of 60 days for new Releases, Updates or Versions.

     5.5 VAR shall have the right to order Software, Releases or Versions which were previously ordered by VAR during the preceding 15 month period or the prior three releases, whichever is later. Such Software, Releases or Versions, and their respective Documentation and Updates, shall be identical in form, function and all other respects, and be fully and effectively supported by Nuance during the Warranty Period set forth in Section 12.1 and any period of Technical Support Services described in Exhibit F.

     5.6 CUSTOMER SPECIFIC ACCEPTANCE REQUIREMENTS. Any customer specific acceptance requirements that have been negotiated and agreed upon by the parties in good faith shall be made solely pursuant to an Exhibit J ("Customer Specific Acceptance Requirements").

6.   CONFIDENTIAL INFORMATION.

     6.1 DESIGNATION. Each party (the "Disclosing Party") may from time to time during the Term of this Agreement disclose to the other party (the "Receiving Party") certain non-public information regarding the Disclosing Party's business, including technical, marketing, financial, personnel, planning, and other information ("Confidential Information"). The Disclosing Party shall mark all such Confidential Information in tangible form with the legend `confidential', `proprietary', or with similar legend. With respect to Confidential Information disclosed orally, the Disclosing Party shall describe such Confidential Information as such at the time of disclosure, and shall confirm such Confidential Information as such in writing within thirty
          (30) days after the date of oral disclosure. Regardless of whether so marked, however the Software itself (in Source Code and Object Code formats), shall be deemed to be the Confidential Information of Nuance.

     6.2 PROTECTION OF CONFIDENTIAL INFORMATION. Except as expressly permitted by this Agreement, the Receiving Party shall not disclose the Confidential Information of the Disclosing Party and shall use at least the same degree of care which the Receiving Party ordinarily uses with respect to its own proprietary information, but in no event with less than reasonable care. The Receiving Party shall not use the Confidential Information of the Disclosing Party for any purpose not expressly permitted by this Agreement, and shall limit the disclosure of the Confidential Information of the Disclosing Party to the employees or agents of the Receiving Party who have a need to know such Confidential Information for purposes of this Agreement, and who are, with respect to the Confidential Information of the Disclosing Party, bound in writing by confidentiality terms no less restrictive than those contained herein. The Receiving Party shall provide copies of such written agreements to the Disclosing Party upon request; provided, however, that such agreement copies shall themselves be deemed Confidential Information.

     6.3 EXCEPTIONS. Notwithstanding anything herein to the contrary, Confidential Information shall not be deemed to include any information which: (A) was already lawfully known to the Receiving Party at the time of disclosure by the Disclosing Party as reflected in the written records of the Receiving Party; (B) was or has been disclosed by the Disclosing Party to a third party without obligation of confidence; (C) was or becomes lawfully known to the general public

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                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


          without breach of this Agreement; (D) is independently developed by the Receiving Party; (E) is approved in writing by the Disclosing Party for disclosure by the Receiving Party; (F) is required to be disclosed in order for the Receiving Party to enforce its rights under this Agreement; or (G) is required to be disclosed by law or by the order or a court or similar judicial or administrative body; provided, however, that the Receiving Party shall notify the Disclosing Party of such requirement immediately and in writing, and shall cooperate reasonably with the Disclosing Party, at the Disclosing Party's expense, in the obtaining of a protective or similar order with respect thereto.

     6.4 RETURN OF CONFIDENTIAL INFORMATION. The Receiving Party shall return to the Disclosing Party, destroy or erase all Confidential Information of the Disclosing Party in tangible form: (A) upon the written request of the Disclosing Party (except for Software contained in such Confidential Information); or (B) upon the expiration or termination of this Agreement, whichever comes first, and in both cases, the Receiving Party shall certify promptly and in writing that it has done so. Except for the rights expressly described herein, VAR is not granted any rights to any Nuance patents, copyrights, trade secrets, trade names, trademarks (whether or not registered), or any other rights, franchises or licenses.

7.   PROPRIETARY NOTICES.

     7.1 REQUIRED NOTICES. VAR agrees that as a condition of its rights hereunder, each copy of the Software shall contain the same proprietary notices which appear on or in Software as provided by Nuance to VAR and as otherwise reasonably required by Nuance.

     7.2 UNAUTHORIZED DISTRIBUTION OR COPYING. VAR agrees that: (A) distributing, copying, duplicating or otherwise reproducing all or any part of the Software (except as expressly permitted by this Agreement); or (B) distributing copies of all or any portion of the Software other than in conjunction with the Integrated System and in strict accordance with this Agreement, will be considered a material breach of this Agreement. Regardless of any cure period under any other section of this Agreement, Nuance shall have the immediate right to seek injunctive relief for breach under this Section. In any event, and regardless of any other cure period under this agreement, the cure period for breach under this SECTION 7.2 shall be a maximum of ten
          (10) days.

8.   MARKETING.

     8.1 MARKETING OF INTEGRATED SYSTEM. VAR agrees to use its commercial best efforts to Sell the Integrated System to End Users pursuant to the End User License. VAR agrees to actively and diligently develop, promote, market, solicit orders for, maintain and support Integrated Systems in a manner which reflects favorably on the Nuance Products and the good will and reputation of the parties.

     8.2 COMPETITIVE PRODUCTS. Subject to all terms of this Agreement, including without limitation the provisions of SECTION 6 ("CONFIDENTIAL INFORMATION"), and the intellectual property rights of each party, nothing in this Agreement shall prevent either party from developing or having developed any goods or services, regardless of their similarity to the goods and services of the other party, or shall prevent either party from entering into any agreement with any third party.

     8.3 COOPERATIVE SALES EFFORTS. Nuance and VAR agree to cooperative sales activities as follows:

          8.3.1 Nuance and VAR mutually agree that when joint commitments are made in writing to pursue a specific business opportunity, neither will make a joint proposal for that business opportunity with any third party except by prior mutual written agreement between VAR and Nuance.

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                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


          8.3.2 Nuance may choose to call directly on any prospect as may VAR. Nuance will determine whether any resulting opportunities represent a joint opportunity with VAR and if so will seek to involve VAR. However, if Nuance has reseller relationships with more than one bidder in a competitive procurement, Nuance will provide equivalent reseller support to all resellers regardless of which is the installed supplier.

          8.3.3 Nuance agrees that it will not [***] by [***] End Users or Authorized Sublicensees [***]. If a [***] required to [***] Nuance and VAR agree to jointly review the sales situation to determine if [***] is appropriate.

          8.3.4 If Nuance's direct sales activity identifies a prospect's preference for a supplier of voice processing solutions other than VAR based upon installed base, prior relationships, etc., Nuance will be free to work with the prospect's preferred supplier.

     8.4 COOPERATIVE MARKETING EFFORTS. Nuance and VAR agree to cooperative marketing activity as follows:

          8.4.1 Nuance and VAR agree to meet quarterly (in person or by conference call) to review market, sales and product requirements and to agree to needed actions to achieve the objectives of this Agreement.

          8.4.2 VAR agrees to provide Nuance a quarterly forecast of anticipated sales and expected revenue. Nuance agrees to provide appropriate support to VAR's sales efforts (i.e. provide marketing/sales documentation, accompany VAR on specific customer calls as agreed appropriate, etc.).

          8.4.3 In an effort to promote the relationship, Nuance and VAR agree to use commercially reasonable efforts to provide Nuance with monthly updates on forecasts of projected sales volumes of Nuance products. Especially in the event of pending significant transactions or series of transactions, Nuance and VAR shall work together in good faith to track the progress of said transactions. Failure to comply with this section 8.4.3 shall not constitute material breach of this agreement.

          8.4.4 When VAR is the prime contractor to an End User for a specific project, Nuance will respond to End User requests for information, data or documentation that are specific to such project [***], unless otherwise agreed in writing.
                VAR agrees to make reasonable efforts to include Nuance's project manager in project status reviews and meetings which relate to Nuance Software or Professional Services, as applicable, to assure Nuance's understanding of End User requirements to permit Nuance to develop an appropriate response in cooperation with VAR for communication to End User [***].

          8.4.5 VAR shall not describe the Software in a way that implies or states that it is owned or has been developed by VAR. When referring specifically to the Software or its underlying technology, VAR will use the Nuance name or trademarks. VAR may describe a marketing concept such as Large Vocabulary Recognition (LVR) that includes the Software and software from other companies without specific reference to Nuance's name or trademarks.

9.   INVOICES AND PAYMENTS.

     9.1 INVOICES. Nuance shall issue payment invoices from time to time for Fees and any other amounts due hereunder. VAR shall make payment to Nuance of all such payment invoices in the lawful money of the United States of America.

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

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                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


    9.1.1 SELF-PROVISIONING OF LICENSES AND ROYALTY REPORTING. Nuance has provided to VAR a [***] Additional copies of a [***] may be provided by amendment to this Agreement. The royalty report (Exhibit M) will be generated on a [***] basis, with the report being due on the [***] after the [***] end. Payment is due [***] after the report due date. Initially, Nuance and VAR will have a [***]. During the [***] period, VAR will provide [***] shipped, but order licenses through the standard process. At the end of [***] if the reports conform to Nuance requirements and are received per the agreed deadlines, then the [***] will be considered effective. [***] in existence and in possession or control at the time of the signing of this Agreement.

    9.1.2 PAYMENT FOR SOFTWARE. Payment for Software for any licenses not purchased per 9.1.1 will be due within [***] after the [***] in which the Software was accepted under Section 5.2.

    9.1.3 PAYMENT FOR TECHNICAL SUPPORT SERVICES. Subject to the terms specified in EXHIBIT F, SCHEDULE 1 ("TECHNICAL SUPPORT SERVICES FEE SCHEDULE"), payment for Technical Support Services, shall be made as follows:

          i) For new customers beginning on support,: At the end of each [***], VAR will provide a report showing which customers began support in that [***]. The report will be provided within [***] of the end of each quarter. Nuance will invoice, and VAR will pay a [***] for the portion of that quarter that the customer was on support in arrears, as well as [***], in accordance with the terms as further defined in Schedule 1 of Exhibit F. At the end of the first full quarter that a customer is on support, the billing of their support renewals will be done per the terms of existing customers renewing support. Support begins at the end of Warranty Period.

          ii) For existing customers renewing support: [***] for that quarter. Payment terms for existing customers renewing support will be [***].

    9.1.4 PAYMENT FOR PROFESSIONAL SERVICES OR MISCELLANEOUS FEES AND SERVICES. Payment for Professional Services shall be made as agreed within an EXHIBIT D ("PROFESSIONAL SERVICES"). Payment for miscellaneous fees or services will be due thirty (30) days following the issuance of an invoice from Nuance to VAR in conformance with the terms of an Exhibit D.

    9.1.5 UPDATES AND SUPPORT SERVICES FOR THE STOCKS & MUTUAL FUNDS. Grammars update services shall be due for the [***] upon commencement of delivery of services. Payment should be [***] per the terms of section 9.1.2.

    9.1.6 STANDARD DISCOUNT TERMS. VAR will be eligible for the following discounts off Nuance's [***]. Discount for this agreement will be established based on the following levels:


                   -------------------            ---------------
                          [***]                        [***]

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITED PORTIONS.

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                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential

                                     [***]
                                     [***]


          9.1.7 OTHER DISCOUNTS VAR will receive a [***] the Stocks and
                Mutual Funds Grammar Update Service. Nuance will conduct [***]

          9.1.8 [***] [***]

     9.2 EFFECT OF LATE PAYMENT. All late payments of payment invoices by VAR, not subject to good faith dispute, shall bear interest at a rate of one and one- half percent (1.5%) per month or partial month during which any sums under such payment invoices were owed and unpaid, or the highest rate allowed by law, whichever is lower.

     9.3 EFFECT OF NON-PAYMENT. Any failure of VAR to make payment of any payment invoice in the manner described in this SECTION 9 ("INVOICES AND PAYMENTS") may, at Nuance's discretion, be considered a material breach of this Agreement by VAR for purposes of initiating the procedures set forth in paragraph 11.2 of SECTION 11 ("TERM AND TERMINATION").

     9.4 EFFECT OF REDUCED REVENUE TO NUANCE. In the event that revenue to Nuance drops below [***] after the initial term of this agreement, Nuance reserves the right to reset the discount schedule to Nuance's then standard VAR discounts.

10.  REPORTS AND RIGHT TO AUDIT.

     10.1 REPORTS. Upon Nuance's enabling VAR to [***] as described in SECTION [***], VAR shall prepare and deliver to Nuance within [***] Nuance may provide, from time to time, a form of Report which VAR agrees to follow with respect to carrying out the foregoing obligations.

          VAR shall also report the [***]

     10.2 RIGHT TO AUDIT. VAR shall maintain written records describing the use and location of all copies of the Software, including without limitation any such copies in the possession or control of VAR. Upon Nuance's written request, VAR shall provide Nuance with all information and assistance necessary to enable Nuance to determine (a) whether VAR has categorized any or all


[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.
                                       13
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                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


          Applications in the appropriate Tier(s); and (b) whether any Calls are being Disconnected and Reconnected outside the scope of the licenses granted herein. In connection with the foregoing obligation, VAR may provide, without limitation, data generated by the call logging features of the Software (if such features are enabled), the access phone number(s) for any Application or Separate Application, a copy of any Application, Separate Application or other VAR software requested by Nuance, and other information similarly useful to enable Nuance to exercise its audit rights hereunder. Provision of such information by VAR shall not in any way restrict Nuance's right to request additional information hereunder. All information and software provided to Nuance or its agents pursuant to this Section 10.2 shall be treated as confidential by Nuance.

          VAR agrees that, upon written request by Nuance, VAR will assist Nuance to verify that Authorized Sublicensees are complying with the applicable licenses granted hereunder. Accordingly, VAR shall use reasonable efforts to include a provision in its agreements with all Authorized Sublicensees that such parties will provide to VAR, upon VAR's request, all assistance and information required to enable VAR to verify that Authorized Sublicensees are complying with the applicable licenses granted by VAR pursuant to this Agreement. All information provided by VAR to Nuance in connection with the foregoing obligation shall be treated by Nuance as VAR's Confidential Information.

          VAR shall also maintain a complete, clear, and accurate record of: (A) the location of each copy of the Software while in VAR's possession;
          (B) the number, type, Authorized Sublicensee identity and location for Software Sold or sublicense in an Integrated System or used internally by VAR during each calendar month; and (C) any other information which may be reasonably required by Nuance to determine whether VAR is complying with the terms of this Agreement. To ensure compliance with the terms of this Agreement, Nuance shall have the right, at its own expense and exercisable by outside auditors mutually agreed upon by the parties, to audit and to obtain copies of all such written records provided such audit does not interfere unreasonably with VAR's day to day business operations and that such auditors sign VAR's non-disclosure agreement. Such non-disclosure agreement shall be commercially reasonable and will not prohibit the auditors from disclosing their findings to Nuance. Nuance may exercise such right to audit upon reasonable advance notice to VAR, and no more frequently than one (1) time each calendar year. If any such audit should disclose any underpayment of Fees, VAR shall promptly pay Nuance such underpaid amount, together with interest thereon at a rate of one and one-half percent (1.5%) per month or partial month during which each such amount was owed and unpaid, or the highest rate allowed by law, whichever is lower. If the amount of such underpayment exceeds five percent (5%) of amounts otherwise payable, then VAR shall immediately reimburse Nuance for Nuance's reasonable and customary audit expenses.

11.  TERM AND TERMINATION.

     11.1 TERM. This Agreement shall remain in effect for an initial period [***]. At the expiration of the initial period, this Agreement shall automatically renew for subsequent [***] periods unless either party provides written notice of an intention not to renew for a given period. Any given period is subject to earlier termination by either party as hereinafter provided. Any End User License already entered into by VAR as of the date of the expiration or termination of this Agreement shall remain in effect provided that all associated End Users have at all times remained in strict compliance with the terms of the End User License. Nuance shall continue to provide Level 3 Technical Support Services to VAR for applicable End User Support so long as VAR continues payment to Nuance of all applicable Technical Support Fees, but in no event shall VAR enter into any new Technical Support Services agreements with End Users subsequent to the expiration or termination of this Agreement.

     11.2 TERMINATION FOR MATERIAL BREACH. Either party may terminate this Agreement immediately upon written notice for the material breach of the other party, which material breach has remained uncured for period of thirty (30) days from the date of delivery of written notice thereof to the breaching party. The parties expressly understand and agree that any uncured failure

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


          of VAR to undertake the efforts described by SECTION 8.1 may be deemed a material breach of this Agreement.

     11.3 EFFECT. In the event of any termination of this Agreement as provided in SECTION 11.2 ("TERMINATION FOR MATERIAL BREACH"), and except as further described below, all licenses granted by Nuance hereunder shall immediately terminate, and VAR shall immediately return to Nuance all material belonging to Nuance or its licensors, including without limitation all copies of the Software and Nuance Confidential Information, and shall promptly certify to Nuance in writing that VAR has done so. Any End User License already entered into by VAR as of the date of the foregoing material breach by VAR shall remain in effect provided that all associated End Users have at all times remained in strict compliance with the terms of the End User License. Nuance shall continue to provide Level 3 Technical Support Services to VAR for applicable End User support so long as VAR continues payment to Nuance of all applicable Technical Support Services Fees, but in no event shall VAR enter into any new Technical Support Services agreements with End Users subsequent to such breach. Solely in the event of a termination of this Agreement for Nuance's material breach, and in addition to any other available remedies, VAR shall, for a period not to exceed ninety (90) days have the right to Sell, pursuant to the terms of this Agreement, any remaining Integrated Systems which were in VAR's inventory on the date of the foregoing material breach.

12.  WARRANTY AND DISCLAIMER.

     12.1 SOFTWARE WARRANTY. Nuance warrants that for a period of ninety (90) days from acceptance of Software pursuant to SECTION 5 ("DELIVERY AND ACCEPTANCE") (hereinafter the "Warranty Period"), the Software shall meet all of Nuance's material Specifications for the Software at the time of acceptance for use on an Integrated System. Each instance in which the Software fails to meet such material Specifications shall be considered an "Error." If VAR reports to Nuance any Errors in such Software during the applicable Warranty Period, and provides such detail as Nuance may reasonably require to permit Nuance to reproduce such Errors, then Nuance, at its expense, shall modify or replace the Software, or provide Updates to correct such Errors.

     12.2 [***]

     12.3 DISCLAIMER. THE WARRANTY SET FORTH SUBSECTION 12.1 ("SOFTWARE WARRANTY") STATES NUANCE'S SOLE AND EXCLUSIVE WARRANTY TO VAR AND ANY THIRD PARTY CONCERNING THE "SOFTWARE" AND THE EXCLUSIVE REMEDY FOR BREACH OF WARRANTY. EXCEPT AS EXPRESSLY SET FORTH IN SUBSECTION 12.1 ("SOFTWARE WARRANTY"), THE "SOFTWARE" IS PROVIDED STRICTLY "AS IS," AND NUANCE MAKES NO ADDITIONAL WARRANTIES, EXPRESS, IMPLIED, ARISING FROM COURSE OF DEALING OR USAGE OF TRADE, OR STATUTORY, AS TO THE "SOFTWARE" OR ANY MATTER WHATSOEVER. IN PARTICULAR, ANY AND ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON- INFRINGEMENT (EXCEPT IN ACCORDANCE WITH SECTION 12.2 ARE EXPRESSLY EXCLUDED. THIS IS A LIMITED WARRANTY AND IS THE ONLY WARRANTY MADE BY NUANCE. VAR SHALL NOT HAVE THE RIGHT TO MAKE OR PASS ON, AND SHALL TAKE ALL MEASURES NECESSARY TO ENSURE THAT NEITHER VAR NOR ANY OF ITS AGENTS OR EMPLOYEES SHALL MAKE OR PASS ON, ANY EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION ON BEHALF OF NUANCE OR ITS LICENSORS TO ANY END USER OR THIRD PARTY.

13.  TECHNICAL SUPPORT SERVICES AND IN SERVICE DATA.

     13.1 PROVISION OF TECHNICAL SUPPORT SERVICES. In the event that VAR has elected to receive Technical Support Services as indicated on an EXHIBIT F ("TECHNICAL SUPPORT

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential

    SERVICES"), and has paid all associated Technical Support Services Fees as invoiced by Nuance, VAR shall be entitled to receive Technical Support Services as hereinafter described. For purposes of this Agreement, "Technical Support Services" shall consist of:

    13.1.1 The right of VAR's Designated Employees to contact Nuance by telephone or e-mail and to consult with Nuance regarding the installation, functions and operation of the Software or Application;

    13.1.2 The right of VAR's Designated Employees to contact Nuance by telephone or e-mail to consult with Nuance regarding Errors in the Software or Application which Errors have been brought to Nuance's attention by VAR's Designated Employees;

    13.1.3 The right to obtain from Nuance certain Updates for the Software or Application which Updates are reasonably necessary to correct reproducible Errors which Errors have been brought to Nuance's attention by VAR's Designated Employees; or which provide improved or additional functions which are supplied to other VARs or End Users under a Technical Support Services agreement.

    13.1.4 The right to have Nuance use its commercially reasonable effort to promptly, thoroughly and competently correct Errors other than those described above which have been brought to Nuance's attention by VAR's Designated Employees.

  13.2 HOURS AND FACILITIES.

    13.2.1 BASIC TECHNICAL SUPPORT SERVICES. If VAR, on behalf of an End User, has elected to receive Basic Technical Support Services as indicated on an EXHIBIT F ("TECHNICAL SUPPORT SERVICES"), then VAR shall be entitled to receive Technical Support Services on behalf of the subject End User as described in
           SECTION 13.1 ("PROVISION OF TECHNICAL SUPPORT SERVICES") only between the hours of 8:30 a.m. and 6:00 p.m., Eastern Time.

    13.2.2 PREMIUM TECHNICAL SUPPORT SERVICES. If VAR, on behalf of an End User, has elected to receive Premium Technical Support Services as indicated by VAR's signature on an EXHIBIT F ("TECHNICAL SUPPORT SERVICES"), then VAR shall be entitled to receive Technical Support Services on behalf of the subject End User as described in SECTION 13.1 ("PROVISION OF TECHNICAL SUPPORT SERVICES") twenty-four (24) hours per day, seven (7) days a week.

  13.3 LIMITATIONS. VAR, on behalf of End User, must elect to receive Technical Support Services on either all or none of the Software, and may not elect to receive Technical Support Services on some Software and not on other Software. Nuance shall have no obligation to provide Technical Support Services for any Application (except as so provided under an EXHIBIT D "(PROFESSIONAL SERVICES")) any non-Nuance computer programs, technology or hardware, or any Software which is not within three Releases of the most recent Version or Release, or which was first delivered to VAR more than three years earlier (whichever is later) or for which Nuance has provided Updates which have not been applied to the Software for a period of more than one (1) year from the date of delivery thereof to VAR. Should VAR or VAR's End User cancel Technical Support Services and subsequently desire to reinstate such Technical Support Services, VAR shall pay Nuance an amount equal to the unpaid Technical Support Services Fees that would have been due during the period in which Technical Support Services were canceled. Any failure of VAR to pay all Technical Support Service Fees as invoiced by Nuance, and not subject to good faith dispute, shall, at Nuance's sole option, immediately eliminate any obligation of Nuance to provide Technical Support Services hereunder.

 13.4 ADDITIONAL SERVICES. In the event that VAR desires to obtain from Nuance additional services with respect to the Software, or any services at all with respect to any Professional

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


       Services, Nuance agrees to negotiate in good faith for the provision of such services at rates no higher than Nuance's normal commercial rates, and subject to terms as may be agreed to by the parties and to be contained in an Exhibit to this Agreement.

  13.5 IN SERVICE DATA. In the event that VAR determines that In Service Data is required for the tuning or support of an Intergrated System, and subject to agreement by VAR's End User, which (if granted) may require Nuance's execution of a non-disclosure agreement acceptable to VAR's End User, Nuance will be provided reasonable access to In-Service Data generated through the use of each Integrated System in which Software is installed. VAR shall use commercial best efforts to negotiate the right to obtain such In-Service Data, and/or clearly inform the End User in writing that denial of access to In-Service Data may result in the inability of Nuance to make essential improvements to the Software's functionality or recognition accuracy. In cases where the Specifications establish performance criteria which are predicated upon access to In-Service Data, VAR shall ensure that its own contract specifications with an End User clearly cite the requirement for In-Service Data as a condition of achieving such performance by the Software. Nuance may use this In-Service Data to train, refine, supplement or test its speech recognition and natural language understanding software, models and algorithms. The primary use of In-Service Data is to improve the performance of the Software for the End User. Additionally, resulting improvements to the Software may be used for the benefit of all users of the Software. Nuance may not use the content of any such data for any purpose other than that described in this section.

14. VAR SUPPORT OF END USERS. VAR hereby acknowledges and agrees that Nuance shall have no responsibility for providing service or assistance to End Users except as provided under EXHIBIT D ("PROFESSIONAL SERVICES"). VAR agrees that VAR shall not direct any End Users to contact Nuance directly for Technical Support Services.

15.  INDEMNITIES AND LIMITATION OF LIABILITY.

  15.1 INTELLECTUAL PROPERTY INDEMNITY. Nuance shall defend or, at Nuance's option, settle, any claim, suit, action or proceeding (a "Claim") brought in a court of competent jurisdiction by a third party against VAR to the extent such Claim alleges that the Software infringes such third party's [***] and Nuance shall pay any damages finally awarded by such court in connection therewith, provided that VAR, gives Nuance prompt written notice of each such Claim, tenders to Nuance the sole control of the defense or settlement of each such Claim at Nuance's expense, and cooperates with Nuance in defending or settling each such claim. If Nuance receives notice of an alleged infringement, or if VAR's use of the Software shall be prevented by permanent injunction, Nuance may, at its sole option and expense, procure for VAR the right to continue using the Software as provided hereunder, modify the Software so that it is no longer infringing, or replace the Software with computer software of equal or superior functional capability or in the case of trademark infringement, instruct VAR to use an alternative trademark. THE RIGHTS GRANTED TO VAR UNDER THIS SECTION 15.1 ("INTELLECTUAL PROPERTY INDEMNITY") SHALL BE VAR's SOLE AND EXCLUSIVE REMEDY AND NUANCE'S SOLE OBLIGATION FOR ANY ALLEGED INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHT. NUANCE SHALL HAVE NO LIABILITY TO VAR OR ANY THIRD PARTY IF ANY ALLEGED INFRINGEMENT OR CLAIM OF INFRINGEMENT IS BASED UPON: (A) ANY "APPLICATION" OR MODIFIED "SOFTWARE";
       (B) USE OF THE "SOFTWARE" IN CONNECTION OR IN COMBINATION WITH EQUIPMENT, DEVICES, OR SOFTWARE NOT PROVIDED BY NUANCE (IF SUCH INFRINGEMENT OR CLAIM COULD HAVE BEEN AVOIDED BY THE USE OF OTHER EQUIPMENT, DEVICES OR SOFTWARE), OTHER THAN FOR USE ON AN "INTEGRATED SYSTEM"; OR (C) THE USE OF "SOFTWARE" OTHER THAN AS PERMITTED UNDER THIS AGREEMENT OR NOT IN ACCORDANCE WITH THE SPECIFICATIONS OR USE OF OTHER THAN THE MOST CURRENT RELEASE OR VERSION OF THE "SOFTWARE" (IF SUCH CLAIM WOULD HAVE BEEN PREVENTED BY THE USE OF SUCH RELEASE OR VERSION).

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


  15.2 VAR INDEMNITY Without limiting Nuance's obligations under Section
       15.1, VAR agrees to defend and hold harmless Nuance from and against any losses, costs, or damages (including reasonable attorneys' fees) resulting from or in connection with any claims by third parties resulting from or in connection with the use, manufacture, or distribution of Integrated Systems by VAR and VAR's direct and indirect customers [***] provided that Nuance gives VAR prompt written notice of any such claim, tenders to VAR the defense or settlement of any such claim at VAR's expense, and cooperates with VAR, at VAR's expense, in defending or settling such claim.

  15.3 LIMITATION OF LIABILITY.

       EXCEPT WITH REGARD FOR DAMAGES FOR PERSONAL INJURY, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY LOSS OF USE, INTERRUPTION OF BUSINESS OR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING LOST PROFITS) REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING LIMITATION OF LIABILITY IS INDEPENDENT OF ANY EXCLUSIVE REMEDIES FOR BREACH OF WARRANTY SET FORTH IN THIS AGREEMENT.

16. TAXES. In addition to any other payments due under this Agreement, VAR agrees to pay, and to indemnify and hold Nuance harmless from, any sales, use, excise, import or export, value added or similar tax or duty not based on Nuance's net income levied by the United States or a taxing authority therein, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, and all governmental permit fees, license fees and customs and similar fees levied upon the delivery by Nuance of the Software, which Nuance may incur in respect of this Agreement.

17. GOVERNMENT END USERS. When Selling an Integrated System to a U.S. Government End User, VAR shall identify the Software in an Integrated System as a "commercial item," as that term is defined at 48 C.F.R. 2.101 (OCT 1995), and more specifically shall identify such item as "commercial computer software" and "commercial computer software documentation," as such terms are used in 48 C.F.R. 12.212 (SEPT 1995). Consistent with 48 C.F.R. 12.212 and 48 C.F.R. 227.7202-1 through 227.7202-4 (JUNE 1995), VAR will provide the Software in any Integrated System (including related documentation) to U.S. Government End Users: (A) only as a commercial end item; and (B) only pursuant to the End User License Agreement.

18. EXPORT CONTROL. The parties acknowledge that the manufacture and sale of the Software or Application is subject to the export control laws of the United States of America, including the U.S. Bureau of Export Administration regulations, as amended, and hereby agree to obey any and all such laws. The parties agree not to take any actions that would cause either party to violate the U.S. Foreign Corrupt Practices Act of 1997, as amended.

19.  [***] [***]. [***] [***].

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


20. SURVIVAL AND ORDER OF PRECEDENCE. In the event of any expiration or termination of this Agreement, the provisions OF SECTION 1 ("DEFINITIONS"),
     SECTION 6 ("CONFIDENTIAL INFORMATION"), SECTION 9 ("INVOICES AND PAYMENTS"), SECTION 10 ("REPORTS AND RIGHT TO AUDIT"), SECTION 11.1 ("TERM"), SECTION 11.3 ("EFFECT"), SECTION 12 ("WARRANTY AND DISCLAIMER"),
     SECTION 14 ("VAR SUPPORT OF END USERS"), SECTION 15 ("INDEMNITIES AND LIMITATION OF LIABILITY"), SECTION 16 ("TAXES"), SECTION 20 ("SURVIVAL AND ORDER OF PRECEDENCE") and SECTION 21 ("GENERAL"), except SECTION 21.10, shall survive and shall continue to bind the parties. In the event of any conflict between the terms of this Agreement and the terms of any Exhibit, the terms of the Exhibit shall control.

21.  GENERAL.

     21.1 VENUE. All litigation arising under or related to this agreement shall be brought in either the Superior Court of the State of California in Santa Clara County or the Federal District Court of San Francisco, California. VAR hereby consents to the personal jurisdiction of the above-referenced courts.

     21.2 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the United States of America and the State of New York without regard to conflicts of law principles. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

     21.3 ATTORNEYS' FEES. In the event any proceeding or lawsuit is brought by Nuance or VAR in connection with this Agreement, the prevailing party in such proceeding shall be entitled to receive its costs, expert witness fees and reasonable attorneys' fees, including costs and fees on appeal.

     21.4 INJUNCTIVE RELIEF. It is understood and agreed that, notwithstanding any other provisions of this Agreement, breach of the provisions of this Agreement by VAR will cause Nuance irreparable damage for which recovery of money damages would be inadequate, and that Nuance shall therefore be entitled to obtain timely injunctive relief to protect Nuance's rights under this Agreement in addition to any and all remedies otherwise available under this Agreement.

     21.5 NOTICES. All notices or reports permitted or required under this Agreement shall be in writing and shall be delivered by personal delivery or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery or five
           (5) days after deposit in the mail. Notices shall be sent to the parties at the addresses described on the Signature Page or such other address as either party may designate for itself in writing.

     21.6 NO AGENCY. Nothing contained herein shall be construed as creating any agency, partnership, or other form of joint enterprise between the parties.

     21.7 FORCE MAJEURE. Neither party shall be liable hereunder by reason of any failure or delay in the performance of its obligations hereunder (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, acts of God, war, governmental action, labor conditions, earthquakes, material shortages or any other cause which is beyond the reasonable control of such party.

     21.8 WAIVER. The failure of either party to require performance by the other party of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.

     21.9 SEVERABILITY. In the event that any provision of this Agreement shall be unenforceable or invalid under any applicable law or be so held by applicable court decision, such unenforceability or invalidity shall not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential

          or invalidity shall not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

    21.10 USE OF VAR'S NAME. VAR agrees that Nuance may use VAR's name and may disclose that VAR is a licensee of Nuance products in Nuance advertising, promotion and similar public disclosures with respect to the Software; provided, however, that such advertising, promotion or similar public disclosures shall not indicate that VAR in any way endorses any Nuance products. Nuance agrees that VAR may use Nuance's name and may disclose that Nuance is a licensor to VAR in VAR advertising, promotion and similar public disclosures with respect to the Software; provided, however, that such advertising, promotion or similar public disclosures shall not indicate that Nuance in any way endorses any VAR products. Notwithstanding the foregoing, neither party may issue press releases specifically concerning the other party without prior written consent.

    21.11 HEADINGS. The section headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or extent of such section or in any way affect this Agreement.

    21.12 ASSIGNMENT. Neither this Agreement nor any rights or obligations of a Party hereunder may be assigned by that Party in whole or in part without the prior written approval of the other Party.

    21.13 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

    21.14 ENTIRE AGREEMENT. This Agreement together with the Exhibits hereto completely and exclusively states the agreement of the parties regarding its subject matter. It supersedes, and its terms govern, all prior proposals, agreements, or other communications between the parties, oral or written, regarding such subject matter, including that certain value added reseller agreement between Nuance and Nortel Networks Inc., formerly known as Northern Telecom Inc., dated on or about December of 1997. The terms of any shrink-wrap agreement accompanying any Software delivered by Nuance hereunder shall, to the extent inconsistent with the terms of this Agreement, have no effect whatsoever. This Agreement shall not be modified except by a subsequently dated written amendment or Exhibit signed on behalf of Nuance and VAR by their duly authorized representatives.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                                   EXHIBIT A
                            APPLICATION DESCRIPTION

I. General. Prices for all Software licensed under this Agreement shall be calculated in accordance with the provisions of this Exhibit A at the prices set forth in Exhibit B. It is understood and agreed that Exhibit B may be updated and or modified by Nuance in its sole discretion from time to time. Any such update or modification shall take effect [***] following Nuance's provision of written notice thereof to the Designated Representative. [***].

   Definitions. For purposes of this Exhibit A, the following terms shall have
   -----------
   the following meanings:

    "Application" means those software components of the Integrated System
     -----------
    that provide the caller interface to recognize or verify speech in connection with the Software and other system software. "Application" shall not include operating system software or similar system-level software of VAR or third-parties. For the purpose of this Exhibit A, all software comprising an Application shall be deemed to constitute one (1) Application unless such software consists of two (2) or more Separate Applications.

    "Main Menu" means the set of introductory prompts played for a caller
    -----------
    upon first access to an Application at the commencement of a Call, which prompts guide such caller to select a particular Separate Application. Main Menu shall not include (i) any prompts played after a caller's initial access of a Separate Application; or (ii) any introductory prompts within any Separate Application.

    "Menu Shortcuts" means portions of a grammar in which two (2) Unique
     --------------
    Items are recognized in a single utterance; provided that (i) such
                                                --------
    Unique Items are menu choices recited by a prompt in the relevant application's call flow; and (ii) in a particular Call, no prompt indicates to the associated caller that a particular Menu Shortcut is available prior to the Application's having first recognized from such caller, as separate utterances, any two (2) Unique Items from menu choices in the Application that constitute such Menu Shortcut.

    "Separate Applications" means two or more Applications that either (i)
    -----------------------
    are accessed via separate telephone numbers, VOIP connections, or the like and cannot be accessed from one-another; or (ii) are accessed via
         ---
    a common Main Menu and, once accessed, do not permit access to any other Application during the same Call, whether by returning to the Main Menu or otherwise.

    "Unique Item" means a single piece of data obtained from recognizing
    -------------
    speech and having a discrete meaning in an Application. All synonyms in a grammar are considered one (1) Unique Item. As an example, the utterance, "Buy 33 shares of VAR" contains three (3) Unique Items, because the following three (3) prompts could be used to collect the data therein contained:

      Prompt:   "Would you like to buy or sell?"
      Response: "Buy."
      Prompt:   "Which stock?"
      Response: "VAR."
      Prompt:   "How many shares?"
      Response: "33."

II. Recognition Software. It is understood that the Nuance Express product is no longer available and Nuance shall have no further obligation to license or otherwise provide Nuance Express hereunder. Nuance recognition software pricing shall be calculated as follows:

     Multi-Tiered, Per-Port Pricing. Nuance recognition software is licensed
     ------------------------------
     hereunder on a per-Port basis, with multi-tiered pricing as set forth in Exhibit B hereto. The price per Port is determined by the level of natural language understanding capability ("Tier") of the relevant Authorized Application. All Ports

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


     licensed in connection with a particular Authorized Application shall be licensed at the same per-Port price; provided that Separate Applications
                                          --------
     within an Application may have different per-Port prices, based on the Tiers of such Separate Applications. All Ports licensed in connection with a particular Separate Application shall be licensed at the same per-Port price for the applicable Tier.

     Tier Level. For purposes of this Exhibit A, all Applications are
     ----------
     categorized as falling within one of four levels of natural language understanding. The appropriate Tier of a licensed Application shall be determined in accordance with the definitions of Tier 1, Tier 2, Tier 3 and Tier 4 set forth below:

           "Tier 1 Application" means an Application having grammars recognizing
            ------------------
           only simple digit strings and "yes" and "no" synonyms thereof.

           "Tier 2 Application" means an Application:
            ------------------

           i) having grammars recognizing only simple digit strings, "yes" and "no" and synonyms thereof, natural numbers, alphanumeric strings, date, time and currency;

           ii) having not more than forty (40) total Unique Items in all grammars in such Application; and

           iii) in which no grammar contains more than one Unique Item in any single utterance. Notwithstanding the foregoing, Tier 2 Applications developed before January 1, 2001 may include Menu Shortcuts.


           "Tier 3 Application" means an Application that:
            ------------------

           i) either: (A) has grammars recognizing language in addition to simple digit strings, "yes" and "no" and synonyms thereof, natural numbers, alphanumeric strings, date, time and currency, and has more than forty (40) total Unique Items in all grammars in such Application; or (B) recognizes spelling; and

           ii) in which no grammar contains more than one Unique Item in any single utterance. Notwithstanding the foregoing, Tier 3 Applications developed prior to January 1, 2001 may include Menu Shortcuts.

           "Tier 4 Application" means any Application in which one or more
            ------------------
           grammars contain more than one Unique Item per utterance.

     For purposes of the classifications above, the number of Unique Items in an utterance is the largest number of prompts that could reasonably be used to
     ---------
     gather all of the data in such utterance. The number of Unique Items in an Application is the total number of all Unique Items that can be identified
     -----------
     by all prompts in the Application.

III. Nuance Verifier

     Through [***] the license price per Port of Nuance Verifier is [***] Beginning [***] the license price per Port of Nuance Verifier will be [***]

IV.  Nuance Grammars

     Nuance Grammar license fees are calculated on a per-Port basis. Grammar license fees shall be paid on the total number of Ports licensed for any Application in which callers have potential access to such grammar during a Call. The per-Port price for Nuance grammars is set forth in Exhibit B.

V.   Additional Languages

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


    Additional charges will apply to the licensing of acoustic models for more than one (1) language per Application. Such additional charges shall be calculated as a percentage of all license fees payable for the total number of Ports licensed for any Application in which callers have potential access to more than language during a Call. The charges applicable to the additional language(s) licensed by VAR shall be calculated at the percentage rates set forth in Exhibit B.

VI. International Charges

    Additional charges will apply to Software run on computers physically located outside of the continental United States or Canada at the rates set forth in Exhibit B.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                                   EXHIBIT B
                               NUANCE PRICE LIST

[***]

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                                   EXHIBIT C
                             INTENTIONALLY DELETED

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______


                          Nortel-Nuance Confidential

                                  EXHIBIT C-1
                             INTENTIONALLY DELETED

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                                   EXHIBIT D
                             PROFESSIONAL SERVICES

Nuance and VAR agree that when Nuance Professional Services are desired by VAR that an Exhibit D will be completed for each project or service. Each Exhibit D shall include but not be limited to the following terms: scope of effort, schedule for deliverables, acceptance criteria and payment terms.

NUANCE COMMUNICATIONS                    VAR

By:                                      By:
       ------------------------                  ------------------------
Title:                                   Title:
       ------------------------                  ------------------------
Date:                                    Date:
       ------------------------                  ------------------------

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                                   EXHIBIT E
                                 MINIMUM TERMS

VAR shall ensure that its End Users are not provided Software unless such End Users first do one of the following:

     a) sign VAR's own software license agreement (or modifications thereto), and VAR's standard order forms (such as VAR's "Schedule A" form), containing terms which substantially communicate the below stipulations with respect to the Software which is licensed to VAR by Nuance and relicensed by VAR to its End Users under this Agreement; or,

     b) provide a purchase order or similar signed written agreement to VAR, referencing a proposal issued by VAR which substantially communicates the below stipulations with respect to the Software which is licensed to VAR by Nuance and relicensed by VAR to its End Users under this Agreement.

In either of the above cases, VAR shall ensure that the applicable agreement is fully enforceable in all jurisdictions in which the Integrated System is sold. All sublicenses of the Software shall be non-transferable unless the party to whom an End User wishes to transfer such license agrees to be bound by the terms of the original End User License Agreement.

The parties agree that as a condition of the rights and licenses granted by Nuance hereunder, each End User License shall contain, at a minimum, substantially the following terms, allowing reasonable modifications to keep consistent terminology and without materially changing the associated meaning:

1. End User accepts a non-exclusive, non-transferable license to use the Software that End User obtains from VAR under the Agreement, as follows:

     i) to use the Software solely for End User's own internal business operations on the Integrated System or on a backup system, up to any applicable number of designated users or other limitation (if any limitation applies). End User shall not have the right to manufacture, sell, or otherwise commercially exploit, except in support of End User's own internal business operations, any product, system, or service based in whole or in part on the Software. End User agrees it will not sublicense, transfer, pledge, lease, rent, or share its rights under this Agreement;

     ii) to use the Documentation provided with the Software in support of End User's authorized use of the Software;

     iii) to copy the Software for archival or backup purposes; no other copies shall be made without Nuance's prior written consent. End User may use the Software on a single backup Integrated System if the production Integrated System for which they were acquired is rendered inoperable. Under no circumstances shall End User use the Software on the production Integrated System and the backup Integrated System simultaneously. End User agrees not to alter, change, or remove from the Software any identifications, including copyright and trademark notices, and further agrees to place such markings on any copies of the Software. All archival and backup copies of the Software are subject to the terms of this Agreement.

End User shall not copy or use the Software (including the Documentation) except as otherwise specified in the End User license.

2. Nuance shall retain all right, title and interest in the Software, including patent, copyright, trade secret, and trademark rights. Except as otherwise expressly stated in the End User agreement, End User does not acquire any rights, express or implied, in the Software.

3. End User shall not cause or permit the reverse engineering, decompilation, disassembly or other translation of the Software.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


4. Foreign Government Agreements. VAR shall take all reasonable [review] steps in making proposals and agreements with foreign governments other than the United States which involve the Software and related documentation to ensure that Nuance's proprietary rights in such Software and related documentation receive the maximum protection available from such foreign government for commercial computer software and related documentation developed at private expense.

5. Third Party Beneficiary. VAR shall ensure that each End User agrees that Nuance is a third-party beneficiary to the End User License Agreement. Such provisions are made expressly for the benefit of Nuance and are enforceable by Nuance in addition to VAR.

6. No Warranty. The End User shall agree that VAR's SUPPLIERS DO NOT MAKE OR PASS ON TO END USER OR ANY OTHER THIRD PARTY, ANY EXPRESS, IMPLIED OR STATUTORY WARRANTY OR REPRESENTATION ON BEHALF OF NUANCE, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF NON-INFRINGEMENT, TITLE, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7. Limitation of Liability. The End User shall agree that IN NO EVENT SHALL VAR's SUPPLIERS BE LIABLE TO END USER FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, PUNITIVE OR INCIDENTAL DAMAGES, REGARDLESS OF HOW ARISING, REGARDLESS OF THE CAUSE OF ACTION, IN TORT, CONTRACT OR OTHERWISE, AND REGARDLESS OF WHETHER ADVISED BEFOREHAND OF THE POSSIBILITY OF SUCH DAMAGES.

8. In-Service Data. In the event that VAR determines that In Service Data is required for the tuning or support of an Intergrated System, and subject to the right of the End User to waive, in writing, Nuance's right to the In-Service Data, the End User shall provide Nuance with reasonable access to all In-Service Data generated through the use of each Integrated System in which the Software is installed. Any such written waiver shall include all of the terms described in Subsection 13.5 ("In Service Data").

9. End User shall not cause or permit any particular Call that has been Disconnected to thereafter be re-Connected, except in cases where a caller has been transferred to either a touch-tone system, text to speech system or live operator and such Call is re-Connected via the touch-tone system, text to speech system or live operator. Notwithstanding the foregoing, End User shall not cause or permit Calls that have been Disconnected to thereafter be re-Connected for the purpose of reducing the number of Ports required to provide voice recognition to simultaneous callers to the Integrated System.

Audit Rights. Upon request, End User will provide VAR with all assistance and information required to enable VAR to determine whether End User is in compliance with the license granted by VAR, including without limitation information which will enable VAR to determine the Tier of the Application(s) being run by End User.

                                                 VAR Agreement Number_______
                                                 Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                                   EXHIBIT F
                          TECHNICAL SUPPORT SERVICES

                   DESCRIPTION OF TECHNICAL SUPPORT SERVICES
                   -----------------------------------------

1.   Responsibilities of Nuance and VAR:

  1.1 VAR shall be responsible for providing Level 1 and Level 2 Technical Support Services to End Users. Level 1 Technical Support Services means receipt of all calls from End Users for such services and the determination of the issue causing the condition reported by the end user. Level 2 Technical Support Services means resolving any End User issue caused by a defect in the Software when Nuance has provided electronic notice of the defect and the needed support action to VAR's Designated Personnel.

  1.2 Nuance shall be responsible for Level 3 Support to VAR. Level 3 Technical Support Services means the creation of modifications to the Software which enable the temporary or permanent resolution of a defect in the Software for which a resolution has not been electronically distributed to VAR's Designated Personnel.

  1.3 Nuance shall provide telephone hot line support to VAR's Designated Personnel for delivery of Technical Support Services. Nuance's telephone hot line shall be staffed by technical personnel with a detailed, working knowledge of the Software.

  1.4 VAR shall provide Designated Employees who have been trained on the Software and who are experienced in providing Technical Support Services to End Users.

2. Basic Level Support ("Basic Technical Support Services"):

   Nuance will provide Technical Support Services to Designated Employees of VAR on behalf of End Users who have signed Technical Support Agreements with VAR for Basic Level Technical Support Services. Such End User Technical Support Services agreements shall provide for service during a nine hour period between 7:30am and 5:30pm local time for the End User.

3. Premium Level Support ("Premium Technical Support Services"):

   Nuance will provide Technical Support Services to Designated Employees of VAR on behalf of End Users who have signed Technical Support Agreements with VAR for Premium Level Technical Support Services. Such End User Technical Support Services agreements shall provide for service twenty-four (24) hours per day, seven (7) days per week.

4. Technical Support Services Fees:

  4.1 Basic Level Technical Support Services fees are [***] Software installed at the End User.

  4.2 Premium Level Technical Support Services fees are [***] Software installed at the End User.

5. Determination of Defect Severity and Response Times:

  5.1 Upon receipt of a request for Level 3 Technical Support Services from Designated Employees of VAR, Nuance and VAR's Designated Employees will agree to the Severity of the specific defect and associated Nuance Response Times as defined below:

    Severity

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


    . Severity 1 shall mean an incident in which the defect in the Software has created a situation in which the End User is unable to do productive work.

    . Severity 2 shall mean that a major function of the Software is unusable and no known resolution is available that is mutually acceptable to Nuance and VAR, but that the user is able to do some production work.

    . Severity 3 shall mean that there is a loss of function in the Software that does not seriously affect the End User's operations or schedules. Any defect which was originally reported as Severity 1 or Severity 2, but which has been temporarily resolved by a mutually acceptable temporary resolution, shall be reduced to Severity 3 at the time the temporary resolution has been electronically distributed to VAR,

    . Severity 4 shall mean all other defects in the Software other than those falling within the categories above.

    . Severity 5 as used herein shall mean requested enhancements to the product.

6. Response Times Objectives for Acknowledging Incident

  6.1 Upon receiving notice from Designated Employees of VAR of a defect in the Software, Nuance shall acknowledge receipt of such notice. Such acknowledgment shall contain a unique number identifying the particular incident for tracking purposes. Nuance shall provide VAR with a periodic status update for any defect reported by VAR identifying each defect by the tracking number assigned to it by Nuance. Each defect reported by VAR shall remain open until closure is agreed between Nuance and VAR.

  6.2 Nuance will acknowledge requests from VAR for Technical Support Services as follows:

       Severity 1 or 2 - [***]

       Severity 3 through 5 - within [***]

7. Response Time Objectives for Resolution of Incident. Nuance shall make reasonable commercial efforts to provide a work-around or resolution for the reported defect in the Software in conformance with the following objectives:

Severity 1: within [***] of receipt of notice of the defect from VAR

Severity 2: within [***] of receipt of notice of the defect from VAR

Severity 3, 4, or 5: resolved [***]

Defect Report Form

Nuance and VAR agree to define a Defect Report Form that is mutually acceptable and which, as revised or replaced from time to time, shall be the means used for the transfer of information defining suspected defects for resolution. Nuance shall provide VAR with an electronic mail address for receipt of above forms. Notwithstanding the foregoing, in case of a Severity 1 or Severity 2 incident attributable to the Software, VAR's Designated Personnel may request Technical Support Services through the telephone hot-line. VAR shall be provided reasonable access to Nuance's defect database to review the status of defects related to the Software.

On-Site Assistance

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


Upon VAR's request and subject to availability, Nuance may furnish qualified personnel for on-site assistance to VAR and/or Sub-licensees to resolve defects in the Software. In such event, VAR shall pay Nuance at its then current time and materials rates for the time of required personnel and reimburse Nuance for reasonable travel and living expenses of such personnel incurred in rendering the requested assistance; provided, however, that Nuance shall not be entitled to payment for the time of its personnel if such assistance is required to resolve a Severity 1 defect in the Software and such defect cannot otherwise be reasonable resolved in a timely manner.

Termination of Support for Products Listed on Exhibit A

In the event that Nuance should terminate support for a specific version or release of a Nuance product listed in Exhibit A, Nuance's support obligations to VAR with respect to that product shall terminate at the same time such support is terminated for other Resellers or Nuance's end users and subject to the same notice period. In addition, Nuance agrees to support the three previous Releases of any Nuance product listed in Exhibit A (and licensed to VAR) or all Releases licensed to VAR within any three year period, whichever is later, as current under the terms of this Agreement (e.g. upon release of release 6.3 of the Nuance RecServer, support for release 6.0 and its minor releases, 6.0.1, etc., may be terminated.

Miscellaneous Nuance Obligations

Nuance shall provide VAR's Designated Employees initial training in the installation, maintenance, and operation of the Software.

If a major release or upgrade of any product listed on Exhibit A is made available for which additional training becomes available, Nuance shall promptly notify VAR, and as requested by VAR, enroll for up to two (2) Designated Employees in the next available training course subject to prior enrollment commitments. Such training shall be made available within 30 days of the availability of the new release, if possible. The training will be of sufficient detail to allow VAR's Designated Employees to each their co-workers as appropriate and will include reproducible course materials.

Nuance will make available to VAR all Nuance tools that are commercially available to other Value Added Resellers. Tools may be for use in deployment, configuration, and performance improvement the Software. Nuance will also provide VAR with reasonable support, under terms to be agreed, in VAR's efforts to develop its capability to provide call script design, recognition grammar development, and in-service application debugging and tuning.

NUANCE COMMUNICATIONS, INC.                NORTEL NETWORKS LIMITED

By:                                      By:
   ----------------------------             -----------------------------
Title:                                   Title:
      -------------------------                --------------------------
Date:                                    Date:
     --------------------------               ---------------------------

                                                    VAR Agreement Number_______
                                                 Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                            SCHEDULE 1 TO EXHIBIT F

                          TECHNICAL SUPPORT SERVICES
                                 FEE SCHEDULE

The Fees for Technical Support Services provided pursuant to the Agreement, EXHIBIT F ("TECHNICAL SUPPORT SERVICES"), and any applicable Purchase Order shall be as follows:

For Basic Technical Support Services:     [***]

For Premium Technical Support Services:   [***]

For the purposes of this Agreement, [***]

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                    VAR Agreement Number_______
                                                 Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                                   EXHIBIT G
                               NUANCE TRADEMARKS

The following trademarks and respective notices are subject to the terms of the Agreement, specifically Section 3.6 ("Trademark License"), and shall be used in accordance therewith in conjunction with an applicable Software License:

(1) "Nuance Communications" TM is a trademark of Nuance.

(2) "Nuance" is a registered trademark of Nuance.

(3) "Verifier" TM is a trademark of Nuance.

(4) "V-Commerce" TM is a trademark of Nuance.

(5) "SpeechObjects" TM is a trademark of Nuance.

Such other symbols and notices as may be prescribed by Nuance from time to time.

                                                    VAR Agreement Number_______
                                                 Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                                   EXHIBIT H
                               NUANCE ORDER FORM

General Order Information
-------------------------
      --------------------------------------------------------------

      --------------------------------------------------------------

      --------------------------------------------------------------

      --------------------------------------------------------------

      --------------------------------------------------------------

      --------------------------------------------------------------

      --------------------------------------------------------------

      --------------------------------------------------------------

      --------------------------------------------------------------

      --------------------------------------------------------------

      --------------------------------------------------------------

      --------------------------------------------------------------
      Comments:
      --------------------------------------------------------------

*Represents fields that are to be filled out by Nuance personnel.
Orders for RU's and Speech Channels will be accepted through September 7, 2000.

Detailed Product and/or Software License Orders
-----------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Licenses & Ports
      ----------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      CD's & Manuals
      --------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Grammars
      --------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Name Dialer
      -----------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Express
      -------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Dialog Specs
      ------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Bundles/Programs
      ----------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      NDN Memberships/Miscellaneous
      -----------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Subtotal
      --------

      -------------------------------------------------------------------
      Plus Applicable Sales Tax
      -------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

The following items have been included in the drop down menus for your convenience, but are not yet Generally Available:
Voyager CD -- Currently  targeted for September, 2000
V-Builder CD -- Currently targeted for end of July, 2000
7.0-NT Nuance CD --  Currently  targeted for June 15, 2000
7.0 Manual Set - Currently targeted for June 15, 2000
[***]

      -----------------------------------------------------

      -----------------------------------------------------

      -----------------------------------------------------

      -----------------------------------------------------

      -----------------------------------------------------

      -----------------------------------------------------

      -----------------------------------------------------

      -----------------------------------------------------


[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential



      -----------------------------------------------------

      -----------------------------------------------------

      -----------------------------------------------------

      -----------------------------------------------------



      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Basic Support - Licenses & Ports
      --------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Basic Support - Grammars
      ------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Basic Support - Name Dialing
      ----------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Basic Support - Express
      -----------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Basic Support - NDN Memberships/Miscellaneous
      ---------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Premium Support - Licenses & Ports
      ----------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Premium Support - Grammars
      --------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Premium Support - Name Dialing
      ------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Premium Support - Express
      -------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Premium Support - NDN Memberships/Miscellaneous
      -----------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------

      -------------------------------------------------------------------
      Subtotal
      --------

      -------------------------------------------------------------------
      Plus Applicable Sales Tax
      -------------------------

      -------------------------------------------------------------------

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


Training -- Training Orders can be placed through Speech University. Fax Training only orders to Speech University at (650) 847-7090. Classes can be scheduled via the Corporate Website at www.nuance.com.

Pre-packaged Services

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------
        Miscellaneous
        -------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------
        Subtotal
        --------

        ----------------------------------------------------------------
        Plus Applicable Sales Tax
        -------------------------

        ----------------------------------------------------------------

        ----------------------------------------------------------------

Professional Consulting Services -- Requires a Statement of Work (SOW) be completed and fully executed by the customer and Nuance

        ---------------------------------------------------------------------

        ---------------------------------------------------------------------

        ---------------------------------------------------------------------

        ---------------------------------------------------------------------

        ---------------------------------------------------------------------
        Miscellaneous
        -------------

        ---------------------------------------------------------------------

        ---------------------------------------------------------------------
        Subtotal
        --------

        ---------------------------------------------------------------------
        Plus Applicable Sales Tax
        -------------------------

        ---------------------------------------------------------------------

        ---------------------------------------------------------------------


This Order is placed by "INSERT COMPANY NAME HERE" under the Agreement
                         ------------------------
dated____, which is incorporated by reference as though set forth in full herein. The effective date of this Order shall be the date set forth below. IT IS SO AGREED.

Customer Name:

Authorized Signature: --------------------------------

Printed Name:

Title:

Date:

                                                    VAR Agreement Number_______
                                                 Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                                   EXHIBIT I
                                   AMENDMENT

Notwithstanding anything to the contrary in this Agreement, the terms contained in this EXHIBIT I ("AMENDMENT") shall be in addition to any other terms of the Agreement, and shall supersede and take precedence over any conflicting terms therein. Except as expressly modified by this EXHIBIT I ("AMENDMENT"), all terms of this Agreement shall survive, and shall continue to bind the parties:

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                                   EXHIBIT J
                   CUSTOMER SPECIFIC ACCEPTANCE REQUIREMENTS

Nuance and VAR agree that the following customer specific acceptance requirements shall apply to the Software in accordance with the Agreement and this EXHIBIT J.

NUANCE COMMUNICATIONS                    NORTEL NETWORKS LIMITED

By:                                      By:
   ----------------------------             -----------------------------
Title:                                   Title:
      -------------------------                --------------------------
Date:                                    Date:
     --------------------------               ---------------------------

                                                    VAR Agreement Number_______
                                                 Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                                   EXHIBIT K
                                     [***]


[***]

RECITALS

[***]

[***]

[***]

[***]

[*]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


[***]


[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                 VAR Agreement Number_______
                                                 Nuance Agreement Number_______

                          Nortel--Nuance Confidential


[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]


[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                    VAR Agreement Number_______
                                                 Nuance Agreement Number_______

                          Nortel--Nuance Confidential


[***]


[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                    VAR Agreement Number_______
                                                 Nuance Agreement Number_______

                          Nortel--Nuance Confidential


[***]

[***]

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                     VAR Agreement Number_______
                                                  Nuance Agreement Number_______

                          Nortel--Nuance Confidential


[***]

[*]= CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                    VAR Agreement Number_______
                                                 Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                                   Exhibit L
        Quarterly Report for Payment of Technical Support Services fees

The quarterly report for payment of technical support services fees shall contain, at a minimum, the following information:

  Customer Name
  Customer State or Country
  Initial Support Date
  Number of Licenses Covered
  Platform
  Level of Support
  Amount Due

                                                    VAR Agreement Number_______
                                                 Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                                   Exhibit M
                            Royalty Reporting Form

The Royalty Report provided by NNL under this Agreement shall contain at a minimum, the following information:

  End User Name
  End User State and Country
  NNL Order Number
  Platform
  Languages
  License Tier
  Product
  Quantity
  Shipment Date
  Support Purchased
  List Price Per Unit
  Discount
  Extended Price
  License Term

                                                    VAR Agreement Number_______
                                                 Nuance Agreement Number_______

                          Nortel--Nuance Confidential


                                   Exhibit N
                              Accession Agreement

This agreement ("Accession Agreement") is entered into between Nuance Communications, Inc. and _____________________, a subsidiary of Nortel Networks Limited ("Additional Nortel Party"), and is supplemental to the Value Added Reseller Agreement dated on or about August 31st, 2000 between Nortel Networks Limited and Nuance Communications, Inc. (the "VAR Agreement"). Words and expressions defined in the VAR Agreement shall have the same meaning when used in this Accession Agreement.

This Accession Agreement shall become effective on the date set forth below upon signing by an authorized representative of each of Nuance Communications, Inc. and Additional Nortel Party. The undersigned each hereby agree that, upon the issuance of a Purchase Order by Additional Nortel Party, as provided for in the VAR Agreement, it will be bound by all of the terms and conditions contained in the VAR Agreement as if it had been an original party thereto.

This Accession Agreement, and the VAR Agreement hereby incorporated and included by this reference, constitute the entire agreement between the parties hereto with respect to the subject matter hereof. This Accession Agreement supersedes oral, written or other communications concerning the subject matter of this Accession Agreement, and shall not be altered, amended, or modified except in a writing signed by the duly authorized officers of each party hereto.

It is so agreed.

Nuance Communications, Inc.

----------------------------------------
(Authorized signature)

----------------------------------------
(Name)

----------------------------------------
(Title)

----------------------------------------
(Date)

----------------------------------------
[Insert name of Nortel Networks Limited subsidiary]

----------------------------------------
(Authorized signature)

----------------------------------------
(Name)

----------------------------------------
(Title)

----------------------------------------
(Date)